Trillium Small/Mid Cap Fund
Institutional Class Ticker: TSMDX
*Retail Class Ticker: TBD
*Shares are not available at this time

Supplement dated November 22, 2019 to the
Summary Prospectus
dated October 31, 2019

Important Notice Regarding Changes to the Investment Policy

Effective January 21, 2020, the Trillium Small/Mid Cap Fund will change its name to the:

“Trillium ESG Small/Mid Cap Fund”

The investment adviser believes that the new name will better describe the Fund's current investment strategy.

All references in the Summary Prospectus to the Trillium Small/Mid Cap Fund will be replaced with Trillium ESG Small/Mid Cap Fund.

Although the investment strategy will not change, the Fund's investment policy will be updated to reflect the newly named Fund.

The new Investment Policy for the Trillium ESG Small/Mid Cap Fund will be:

Under normal conditions, the SMID Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet the Adviser’s Environmental, Social, and Governance ("ESG") criteria.

Please retain this Supplement with the Summary Prospectus.